                                                          Exhibit 1


                                    AGREEMENT


       Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Adolor Corporation.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Dated:   February 12, 2001          ARCH VENTURE FUND II, L.P.

                                    By:  ARCH Management Partners II, L.P.
                                         its General Partner

                                         By:  ARCH Venture Partners, L.P.
                                              its General Partner

                                              By:  ARCH Venture Corporation
                                                   its General Partner

                                                   By:             *
                                                        ------------------------
                                                        Steven Lazarus
                                                        Managing Director

                                    ARCH MANAGEMENT PARTNERS II, L.P.

                                    By:  ARCH Venture Partners, L.P.
                                         its General Partner

                                         By:  ARCH Venture Corporation
                                              its General Partner

                                              By:             *
                                                   ------------------------
                                                   Steven Lazarus
                                                   Managing Director

                                    ARCH VENTURE PARTNERS, L.P.

                                    By:  ARCH Venture Corporation
                                         its General Partner

                                         By:             *
                                              ------------------------
                                              Steven Lazarus
                                              Managing Director


                              Page 17 of 21 Pages

                                    ARCH VENTURE CORPORATION

                                    By:             *
                                         ------------------------
                                         Steven Lazarus
                                         Managing Director


                                    ARCH VENTURE FUND III, L.P.

                                    By:  ARCH Venture Partners, L.L.C.
                                         its General Partner

                                         By:             *
                                              ------------------------
                                              Steven Lazarus
                                              Managing Director


                                    ARCH VENTURE PARTNERS, L.L.C.

                                         By:             *
                                              ------------------------
                                              Steven Lazarus
                                              Managing Director


                                                  *
                                    -----------------------------
                                     Steven Lazarus

                                                  *
                                    -----------------------------
                                     Keith Crandell

                                                  *
                                    -----------------------------
                                     Robert Nelsen

                                                  *
                                    -----------------------------
                                     Clinton Bybee


                                                 * By: /s/ Mark McDonnell
                                                       -------------------------
                                                       Mark McDonnell as
                                                       Attorney-in-Fact


--------------------------------------------------------------------------------

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.


                              Page 18 of 21 Pages